UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2008

MAKO Surgical Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-33966	20-1901148
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2555 Davie Road, Fort Lauderdale, Florida	33317
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 927-2044

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

On October 28, 2008, MAKO Surgical Corp. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with accredited investors (the “Investors”) pursuant to which the Company agreed to sell, in a private placement (the “Private Placement”), shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and warrants to purchase additional Common Stock, which will take place (if effected in its entirety as described below) in two closings.

The Investors consist of nine accredited investors, six of which are existing stockholders of the Company, namely Ziegler Meditech Equity Partners LP, an affiliate of MK Investment Company, entities affiliated with Lumira Capital Corp., an entity affiliated with Aperture Venture Partners, Christopher C. Dewey and Frederic H. Moll, M.D., all of whom (except for the affiliate of Aperture Venture Partners) are deemed to be affiliates of the Company by virtue of their being represented on the Company’s Board of Directors (the “Board”) or, in the case of Mr. Dewey and Dr. Moll, by virtue of their Board membership, and three of which are affiliated funds of investment firms that are not currently Company stockholders, namely Montreux Equity Partners IV, L.P. and Montreux IV Associates, L.L.C. (together, “Montreux”), Skyline Venture Partners V, L.P. (“Skyline”), and Alta Partners VIII, LP (with Montreux and Skyline, the “Call Investors”).

Pursuant to the terms of the Purchase Agreement, effective as of the date of the Initial Closing (as defined below), each of Montreux and Skyline shall be entitled to appoint one representative to the Board for so long as each of them and their respective affiliated funds holds at least 25% of the shares of Common Stock that they purchased in the Private Placement. Additional information regarding the appointment of the two new Board members is set forth in Item 5.02 of this report and is incorporated into this Item 1.01 by reference.

At the initial closing of the Private Placement, which is scheduled to occur on October 31, 2008 (the “Initial Closing”), the Investors have agreed to buy and the Company has agreed to sell, an aggregate of 6,451,613 shares (the “Shares”) of Common Stock at a price of $6.20 per share and warrants (the “Warrants”) to acquire 1,290,323 additional shares of Common Stock, at an exercise price of $7.44 per share. The Warrants become exercisable six months after the Initial Closing, will be exercisable for cash or by net exercise and have a life of seven years. Certain of the Investors will also receive a second tranche of warrants at the Initial Closing, the Call Warrants, which are defined and described below.

The Company will receive approximately $40,000,000 in gross proceeds at the Initial Closing before deducting transaction expenses payable by the Company. Of the $40,000,000 to be funded at the Initial Closing, approximately $10,800,000 would be provided by Montreux and approximately $15,100,000 would be provided by Skyline.

If the Company meets certain business related milestones before December 31, 2009, the Company will have the right (the “Call Right”) to require certain of the Investors to purchase an additional $20,000,000 of Common Stock (the “Call Shares”) and warrants to purchase Common Stock (the “Second Closing Warrants”). Of the $20,000,000 to be funded upon exercise of the Call Right, approximately $6,300,000 would be provided by Montreux and approximately $8,900,000 would be provided by Skyline. The second closing of the Private Placement (the “Second Closing”) will take place no earlier than 11 business days and no later than 45 calendar days after the Company provides notice of its exercise of the Call Right to the Call Investors. The issuance of securities at the Second Closing is subject to the approval by the Company’s stockholders of the issuance of additional shares of Common Stock in accordance with the rules of The NASDAQ Stock Market.

As consideration for the Call Right, the Call Investors will also receive at the Initial Closing 322,581 additional warrants to purchase Common Stock (the “Call Warrants”) with an exercise price of $6.20 per share. If the purchase price for the Call Shares is less than that of the Shares, then the Call Investors will also receive, at the Second Closing, an incremental number of additional warrants to purchase Common Stock (the “Call Exercise Warrants”) with an exercise price of $6.20 per share. The Call Warrants, the Second Closing Warrants and the Call Exercise Warrants will each have terms substantially similar to those of the Warrants, except that the Call Warrants will not be exercisable until the earlier of the Second Closing or the expiration of the Call Right and the Call Exercise Warrants will be immediately exercisable. The Call Warrants issued to any Call Investor that does not participate in the Second Closing shall terminate automatically.

The Shares, Call Shares, the Warrants, the Call Warrants, the Second Closing Warrants and the Call Exercise Warrants are hereinafter referred to as the “Securities.” The shares of Common Stock issuable upon exercise of the Warrants, the Call Warrants, the Second Closing Warrants, and the Call Exercise Warrants are hereinafter referred to as the “Warrant Shares.”

In connection with the Private Placement, the Company also entered into an Amendment (the “Amendment”) to the Second Amended and Restated Registration Rights Agreement, dated as of February 6, 2007, among the Company and the investors in the Company named therein (the “Prior Registration Agreement”). Also in connection with the Private Placement, at the Initial Closing the Company will also enter into Voting Agreements (“Voting Agreements”) with certain of its stockholders and investors.

Pursuant to the Purchase Agreement, the Company agreed to file a Registration Statement on Form S-1 (“Form S-1”) with the Securities and Exchange Commission (the “Commission”), within 30 days after the Initial Closing, to register for resale the Shares and the shares of Common Stock issuable upon exercise of the Warrants and the Call Warrants. In addition, the Company intends to register for resale on the Form S-1 to be filed in connection with the Initial Closing the 7,149,105 shares of Common Stock that are the subject of the Prior Registration Agreement. The Company also agreed to file with the Commission a Registration Statement on Form S-3 (or Form S-1 in the event the Company is not then eligible to use Form S-3), within 30 days after the Second Closing, to register for resale the Call Shares and shares of Common Stock issuable upon exercise of the Second Closing Warrants and the Call Exercise Warrants. In addition, the Company agreed to use commercially reasonable efforts to have the applicable Registration Statement declared effective within 90 days after the Initial Closing or the Second Closing, as the case may be, if such Registration Statement receives no Commission review or 120 days after the respective closing if such Registration Statement receives Commission review.

If the applicable Registration Statement is not filed with the Commission within 30 days after the Initial Closing or the Second Closing, as the case may be, or is not declared effective by the applicable required date, then the Company has agreed to pay each Investor as liquidated damages an amount equal to 1.0% of the aggregate purchase price paid by such Investor in the Private Placement for the each 30 day period thereafter until the Registration Statement is either filed with the Commission or declared effective, as the case may be, up to a total of 6%. In addition, the Company agreed to use its commercially reasonable efforts to keep the Registration Statement effective until all of the Shares, Call Shares and Warrant Shares have been sold or are eligible for resale under Rule 144 under the Securities Act of 1933, as amended, (the “Securities Act”) within a three-month period.

If sales cannot be made under a Registration Statement after it is declared effective because of the failure of the Company to keep such Registration Statement effective or the Common Stock is not listed on the NYSE, NASDAQ or AMEX for 10 consecutive days or for 30 or more days in a 12-month period, the Company has agreed to pay each Investor as liquidated damages an amount equal to 1.0% of the purchase price paid by the Investor for each share of Common Stock purchased in the Private Placement, and not yet sold by said Investor, for each such 10 consecutive day period or 30 day period, as the case may be, up to a total of 6%. Under the Purchase Agreement, the maximum amount of liquidated damages payable is limited to 6% of the aggregate purchase price in the Private Placement. The Purchase Agreement contains terms substantially identical to those described above relating to the registration of the Call Shares and the shares of Common Stock issuable upon exercise of the Second Closing Warrants and the Call Exercise Warrants, including with respect to liquidated damages.

In connection with the Private Placement, the Board has committed to call, on or before January 31, 2009, a special meeting of the Company’s stockholders in order to approve the transactions and documents contemplated for the Second Closing as required under the NASDAQ Marketplace Rules. Under the terms of the Purchase Agreement, if the Company is unable to obtain clearance of the proxy materials related to the stockholders meeting from the Commission by January 1, 2009, the stockholders meeting deadline will be extended to February 28, 2009.

The foregoing description of the Private Placement, the Purchase Agreement, the Warrants, the Call Warrants, the Second Closing Warrants, the Call Exercise Warrants, the Amendment and the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement attached hereto as Exhibit 4.l, the Form of Warrant attached hereto as Exhibit 4.2, the Form of Call Warrant attached hereto as Exhibit 4.3, the Form of Second Closing Warrant attached hereto as Exhibit 4.4, the Form of Call Exercise Warrant attached hereto as Exhibit 4.5, the Amendment attached hereto as Exhibit 4.6 and Form of Voting Agreement attached hereto as Exhibit 4.7, which exhibits are incorporated herein by reference. A copy of the Company’s press release announcing the signing of the Purchase Agreement and the appointment of two new directors to the Board, as further described in Item 5.02 of this report, is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 3.02. Unregistered Sales of Equity Securities.

Information regarding the Securities sold, the Investors, the consideration paid and the terms of conversion and exercise of the warrants sold in the Private Placement is included under Item 1.01 of this report and is incorporated herein by reference.

The Securities were offered and sold at the Initial Closing to accredited investors without registration under the Securities Act in reliance on the exemptions provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. Accordingly, the Securities issued at the Initial Closing have not been registered under the Securities Act and until so registered the Securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration. Management made its determination regarding the availability of such exemptions based upon the facts and circumstances surrounding the Private Placement, including each Investor representing that it is an accredited investor as such term is used in Regulation D, the absence of general solicitation or general advertising in connection with the Private Placement, the restrictions on transfer of the Shares and the inclusion of restrictive legends on the face of the Warrants.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement with Certain Officers.

Pursuant to the provisions of the Purchase Agreement with respect to the Board representation of Montreux and Skyline described in Item 1.01 of this report (which description is incorporated in this Item 5.02 by reference), on October 27, 2008, the Board approved (i) an increase to its size from eight (8) to ten (10) members, creating two vacancies in total, with one vacancy in Class I and one vacancy in Class III; and (ii) appointed the following new directors to fill the newly created vacancies, effective on the date of the Initial Closing:

Class III director (initial term expiring in 2010): John J. Savarese, M.D.
Class I director (initial term expiring in 2011): John G. Freund, M.D.

Under the terms of the Purchase Agreement, Dr. Savarese, an affiliate of Montreux, will be the Montreux representative on the Board and Dr. Freund, an affiliate of Skyline, will be the Skyline representative on the Board. The new directors were not elected to serve on any of the committees of the Board at this time. A copy of the Company’s press release announcing the appointment of the two new directors is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Dr. Savarese is a Managing Director at Montreux Equity Partners. Dr. Savarese’s clinical training in Orthopedic and General Surgery was gained at The Hospital for Special Surgery and Cornell University Medical Center. Dr. Savarese has worked in the Life Sciences divisions at Credit Suisse First Boston and Merrill Lynch and held management positions at NeurogesX. He received an MD from Duke University Medical School and MBA from Stanford University.

Dr. Freund has been a Managing Director of Skyline Ventures since 1997. Earlier in his career he held various positions at Acuson Corporation, a medical device company, including Executive Vice President. He was the co-founder of the Healthcare Group in the Corporate Finance Department of Morgan Stanley & Co., Inc., and was the original healthcare partner at Morgan Stanley Venture Partners. In 1995, Dr. Freund co-founded Intuitive Surgical, Inc., a medical device company, and served on Intuitive’s board of directors until March 2000. Dr. Freund also serves on the board of directors of Hansen Medical, Inc., XenoPort Inc., MAP Pharmaceuticals, Inc., the New Economy Fund and the SmallCap World Fund, as well as a number of private companies. He received an MD from Harvard Medical School in 1980 and an MBA from Harvard Business School in 1982, where he was a Baker Scholar.

Information regarding the Private Placement in which Montreux and Skyline participated, the Securities sold, the Call Right pursuant to which Montreux and Skyline may be required to invest further in the Company, the potential Second Closing, the consideration paid at the Initial Closing and the terms of conversion and exercise of the warrants sold in the Private Placement is included under Item 1.01 of this report and is incorporated herein by reference.

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On October 27, 2008, the Board amended the Third Amended and Restated Bylaws of the Company (the “Bylaws”), effective upon the Initial Closing described in Item 1.01 of this report, by increasing the number of directors who may make up the entire board to not less than three and not more than ten. Previously, the maximum size of the Board was set at nine directors. The Fourth Amended and Restated Bylaws of the Company, attached to this report as Exhibit 3.1(ii) and incorporated herein by reference, sets forth the applicable amendment to Section 3.2 of the Bylaws.

ITEM 9.01. Financial Statements and Exhibits.

(d)	Exhibits

3.1(ii)	Fourth Amended and Restated Bylaws of the Company.
4.1	Securities Purchase Agreement by and among the Company and the Investors named therein dated as of October 28, 2008.
4.2	Form of Warrant.
4.3	Form of Call Warrant.
4.4	Form of Second Closing Warrant.
4.5	Form of Call Exercise Warrant.
4.6	Amendment to Second Amended and Restated Registration Rights Agreement dated as of October 28, 2008.
4.7	Form of Voting Agreement.
99.1	Press Release issued by the Company on October 29, 2008.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAKO SURGICAL CORP.

By: /s/ Menashe R. Frank
Menashe R. Frank,
Senior Vice President, General Counsel and Secretary

Date: October 29, 2008

EXHIBIT INDEX

Exhibit Number	Description
3.1(ii)	Fourth Amended and Restated Bylaws of the Company.
4.1	Securities Purchase Agreement by and among the Company and the Investors named therein dated as of October 28, 2008.
4.2	Form of Warrant.
4.3	Form of Call Warrant.
4.4	Form of Second Closing Warrant.
4.5	Form of Call Exercise Warrant.
4.6	Amendment to Second Amended and Restated Registration Rights Agreement dated as of October 28, 2008.
4.7	Form of Voting Agreement.
99.1	Press Release issued by the Company on October 29, 2008.